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                                                                    EXHIBIT 23.2





                          CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Miami Computer Supply Corporation Non-Employee Director Stock Option Plan of our report dated February 19, 1997 appearing in Miami Computer Supply Corporation's Annual Report on Form 10-K for the year ended December 31, 1996.

/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP
Cincinnati, Ohio
December 9, 1997